Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – March

Innovator U.S. Equity Power Buffer ETF™ – March

Innovator U.S. Equity Ultra Buffer ETF™ – March

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated March 1, 2023

February 22, 2024

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on February 29, 2024, and each Fund will commence a new Outcome Period that will begin on March 1, 2024 and end on February 28, 2025. Each Fund’s Cap will not be determined until the start of the new Outcome Period on March 1, 2024. A supplement to each Fund’s prospectus will be filed on February 29, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of February 21, 2024, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – March	BMAR	16.64% – 18.84% (15.85% – 18.05% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – March	PMAR	12.63% – 14.36% (11.84% – 13.57% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – March	UMAR	13.24% – 14.86% (12.45% – 14.07% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference